Exhibit 99.1

412 Mt. Kemble Ave, Ste 110C Morristown, NJ 07960, USA	+1 973-461-5200 +1-973-605-2942 www.majesco.com

PRESS RELEASE

Majesco Acquires Insurance Software Business in India

Acquisition of the India Insurance Software Business ensures simplification of group’s operating structure and consolidation of the business under Majesco

Morristown, NJ – March 18, 2019 – Majesco (NASDAQ: MJCO), a global leader of cloud insurance technology, announced today the acquisition of the India based insurance software business from its parent company, Majesco Limited. The business will be acquired by Majesco’s 100% subsidiary in India, Majesco Software Solutions India Private Limited (MSSIPL), is subject to statutory approvals including approval of the shareholders of Majesco Limited and shall be effective from April 1, 2019.

“The acquisition of the India Business and consolidation under the operating entity will ensure sharper focus on our global solutions and capabilities, enabling us to deploy best practices and achieve operational synergies” said Majesco CEO Adam Elster.  “We view this acquisition as part of Majesco’s vision to build the future for insurance and look forward to maximizing our potential as a leading digital transformation player. Majesco’s strength, coupled with its complementary suite of innovative digital solutions and deep insurance industry expertise means we can offer a wider selection of solutions to new and existing clients and provide greater career opportunities for our committed team.”

About Majesco

Insurance business transformation is a journey of change and revitalization, a renaissance of Insurance. Approximately 160 insurance companies worldwide in P&C, Life & Annuities and Group/ Employee Benefits are transforming their businesses with Majesco’s solutions. Our market leading software, consulting and services uniquely underpin the entire insurance value chain and are designed to empower insurers with the agility, innovation and speed needed to meet their transformation opportunities. Majesco’s solutions include policy management, new business / underwriting, rating, billing, claims management, distribution management, BI/ analytics, predictive modeling, digital platform with mobile and portal, testing services, cloud services, bureau and content services, transformation services, consulting services and more. For more details on Majesco, please visit www.majesco.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Majesco’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Majesco’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018 filed with the SEC on June 22, 2018.

Important factors that could cause actual results to differ materially from those described in forward-looking statements contained in this press release include, but are not limited to: integration risks;  changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters; technology development risks; intellectual property rights risks; competition risks; additional scrutiny and increased expenses as a result of being a public company; the financial condition, financing requirements, prospects and cash flow of Majesco; loss of strategic relationships; changes in laws or regulations affecting the insurance industry in particular; restrictions on immigration; the ability and cost of retaining and recruiting key personnel; the ability to attract new clients and retain them and the risk of loss of large customers; continued compliance with evolving laws; customer data and cybersecurity risk; and Majesco’s ability to raise capital to fund future growth.

These forward-looking statements should not be relied upon as predictions of future events and Majesco cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Majesco or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Majesco disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

Contacts

Corporate
Ann Massey
SVP-Finance
(973) 461-5190
ann.massey@majesco.com

Media
Tara Dilzer Alexander
Director, Marketing Communications and Creative Services
(718) 916-6873

tara.dilzeralexander@majesco.com